CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2017	Jun. 30, 2016
Statement of Comprehensive Income [Abstract]
Net income (loss)	$ 4,854	$ (387)
Other comprehensive income:
Change in foreign currency translation adjustment	150	886
Cash flow hedges:
Change in net unrealized gains	1,524	51
Amounts reclassified from AOCI	156	77
Net change	1,680	128
Other comprehensive income, net	1,830	1,014
Total of comprehensive income	$ 6,684	$ 627